SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is January 26, 2018.

MFS® U.S. Government Cash Reserve Fund

Effective immediately, the second sentence in the footnote following the second table in the sub-section entitled "Fees and Expenses" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
MFS Fund Distributors, Inc., has agreed in writing to waive the Class B, Class C, Class R1, Class R2, Class 529B and Class 529C distribution fee to 0.00% of the class' average daily net assets annually until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2018.

Effective immediately, the second sentence in the fourth paragraph in the sub-section entitled "Distribution and Service Fees" under the main heading entitled "Description of Share Classes" is restated in its entirety as follows:
MFD has agreed in writing to waive the Class B, Class C, Class R1, Class R2, Class 529B and Class 529C distribution fee to 0.00% of the class' average daily net assets annually until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2018.

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